                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                      _________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    November 12, 1997
                                                --------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-A) and each of the Originators listed on Schedule A attached hereto.

                       The Money Store, Inc.
                       --------------------
      (Exact name of registrant as specified in its charter)



New Jersey                33-58128-35           upper tier    91-181-5463
----------                -----------           ----------
                                                lower tier    91-181-5464
                                                ----------
State or other        (Commission              (IRS Employer
jurisdiction of       File Number)             ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                            (908) 686-2000
                                                --------------

                              n/a
-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5          Other Events
                ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 12, 1997 Remittance Date.


Item 7          Financial Statements and Exhibits
                ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                      --------------------------
                                                              Harry Puglisi
                                                                Treasurer


     Dated:    November 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-A
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-A FOR THE NOVEMBER 12, 1997 DETERMINATION DATE.

                                                                                 POOL I          POOL II          POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                       $14,013,229.71   $11,293,164.11     $356,071.38
    ADJ : RECALCULATION                                                                0.00             0.00            0.00
                                                                             -----------------------------------------------

                                                                              14,013,229.71    11,293,164.11      356,071.38


    LESS: SERVICE FEE (7.03 & 5.04)                                               90,537.50        60,608.19        2,198.90
          CONTINGENCY FEE (7.03 & 5.04)                                           90,537.50        60,608.19        2,198.90
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)              107,068.98        80,869.92            0.00
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                       0.00             0.00            0.00
                                                                             -----------------------------------------------

                                                                                 288,143.98       202,086.30        4,397.80

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
           COMPENSATING INTEREST (6.12)                                                0.00             0.00            0.00
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                          0.00             0.00            0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                                 0.00             0.00            0.00

                                                                             -----------------------------------------------

                                                                                       0.00             0.00            0.00

    LESS: EXCESS SPREAD (I-19)                                                 1,501,605.96       829,653.43       26,068.42
          SUBORDINATION REDUCTION AMOUNT (I-56)                                        0.00             0.00            0.00


                                                                             -----------------------------------------------

                                                                               1,501,605.96       829,653.43       26,068.42
                                                                             -----------------------------------------------
    AVAILABLE REMITTANCE AMOUNT                                               12,223,479.77    10,261,424.38      325,605.16
                                                                             ===============================================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                38,927,311.83
         IN PRIOR SERVICER'S CERTIFICATE


    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                63,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                75,800,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                61,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                31,100,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                45,000,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                30,600,000.00
         IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                   32,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                   37,000,000.00

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                  221,238,817.05

    (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                   60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE  AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                    9,615,955.61

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                              11,273,566.51
    CLASS A-2                                                       0.00
    CLASS A-3                                                       0.00
    CLASS A-4                                                       0.00
    CLASS A-5                                                       0.00
    CLASS A-6                                                       0.00
    CLASS A-7                                                       0.00
    CLASS A-8                                                       0.00
    CLASS A-9                                                       0.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :             11,273,566.51

    CLASS A-10                                              9,565,301.08
    CLASS A-11                                                      0.00

  TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT :             9,565,301.08

    CLASS A-12                                                286,565.86

  TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT :              286,565.86

4.TOTAL  AMOUNT OF POOL I, II & III
   INSURED PAYMENTS                                                 0.00

5. (A) SUBORDINATED AMOUNT
            POOL I                                          9,573,026.85
            POOL II                                         5,490,190.74
            POOL III                                          785,883.10

   (B) SPECIFIED SUBORDINATED AMOUNT
            POOL I                                         11,280,000.00
            POOL II                                        10,720,000.00
            POOL III                                        2,500,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD                 # ACCOUNTS              DOLLARS
           POOL I                      221                  7,980,816.31
           POOL II                     103                  7,545,668.68
           POOL III                     1                           0.00

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
          POOL I                                            1,011,683.21
          POOL II                                             994,700.71
          POOL III                                                  0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
          POOL I                                              690,647.18
          POOL II                                             146,368.83
          POOL III                                              4,629.03

9.  AMOUNT OF INTEREST RECEIVED
          POOL I                                            4,223,014.03
          POOL II                                           2,525,555.97
          POOL III                                            103,212.47

10. (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
        INTEREST TO BE MADE ON THE DETERMINATION DATE
        TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
          POOL I                                                    0.00
          POOL II                                                   0.00
          POOL III                                                  0.00

    (B) AMOUNT OF COMPENSATING INTEREST
          POOL I                                                  735.92
          POOL II                                                   0.00
          POOL III                                                798.22

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
          POOL I                                               37,751.00
          POOL II                                               2,863.63
          POOL III                                                  0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         211,180.67
     (B) PRINCIPAL DISTRIBUTION AMOUN      11,273,566.51
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPT               0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                     11,484,747.18

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         345,209.58
     (B) PRINCIPAL DISTRIBUTION AMOUN               0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPT               0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                        345,209.58

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         421,637.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                        421,637.50

    CLASS A-4 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         350,815.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-4 REMITTANCE AMOUNT                        350,815.83

    CLASS A-5 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         182,971.67
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-5 REMITTANCE AMOUNT                        182,971.67

    CLASS A-6 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         270,375.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-6 REMITTANCE AMOUNT                        270,375.00

    CLASS A-7 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         188,955.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-7 REMITTANCE AMOUNT                        188,955.00

    CLASS A-8 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         205,466.67
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-8 REMITTANCE AMOUNT                        205,466.67

    CLASS A-9 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT         223,079.17
     (B) PRINCIPAL DISTRIBUTION AMOUNT              0.00
     (C) CARRY FORWARD AMOUNT                       0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY             0.00

     TOTAL CLASS A-9 REMITTANCE AMOUNT                        223,079.17

    POOL I REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT          2,399,691.08
     (B) PRINCIPAL DISTRIBUTION AMOUNT        11,273,566.51
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                0.00

     TOTAL POOL I REMITTANCE AMOUNT                          13,673,257.59

    CLASS A-10 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT          1,167,126.94
     (B) PRINCIPAL DISTRIBUTION AMOUNT         9,565,301.08
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                0.00

     TOTAL CLASS A-10 REMITTANCE AMOUNT                      10,732,428.02

    CLASS A-11 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT            307,945.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                0.00

         TOTAL CLASS A-11 REMITTANCE AMOUNT                     307,945.00

    POOL II REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT          1,475,071.94
     (B) PRINCIPAL DISTRIBUTION AMOUNT         9,565,301.08
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                0.00

         TOTAL POOL II REMITTANCE AMOUNT                     11,040,373.02

    CLASS A-12 (POOL III) REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT             60,300.05
     (B) PRINCIPAL DISTRIBUTION AMOUNT           286,565.86
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                0.00

         TOTAL POOL III REMITTANCE AMOUNT                       346,865.91

  14.(A) REIMBURSABLE AMOUNTS                          0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
          TO SECTION 6.08(d) (iii) AND ( iv)
                  POOL I                              (0.00)
                  POOL II                              0.00
                  POOL III                             0.00

  15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          27,653,745.32

     (B) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          63,100,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          75,800,000.00

     (D) CLASS A-4 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          61,100,000.00

     (E) CLASS A-5 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          31,100,000.00

     (F) CLASS A-6 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          45,000,000.00

     (G) CLASS A-7 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          30,600,000.00

     (H) CLASS A-8 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          32,000,000.00

     (I) CLASS A-9 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          37,000,000.00

     (J) CLASS A-10 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                         211,673,515.97

     (K) CLASS A-11 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                          60,000,000.00

    (L) CLASS A-12 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                   9,329,389.75

    (M) TOTAL POOL I PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                 403,353,745.32

    (N) TOTAL POOL II PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                 271,673,515.97

    (O) TOTAL POOL III PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                  9,329,389.75

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND III)  100.00%

    (B) EXCESS SPREAD (POOL I)                                1,501,605.96
             EXCESS SPREAD (POOL II)                            829,653.43
             EXCESS SPREAD (POOL III)                            26,068.42
             TOTAL EXCESS SPREAD (POOL I, II and III)         2,357,327.81

     (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                        0.00
            REMAINDER EXCESS SPREAD AMOUNT POOL II                    0.00
            REMAINDER EXCESS SPREAD AMOUNT POOL III                   0.00
            TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III   0.00

17. CUMULATIVE REALIZED LOSSES
             POOL I                                              61,602.18
             POOL II                                              3,528.93
             POOL III                                                 0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
             POOL I                                                267.213
             POOL II                                               350.780
             POOL III                                              332.645

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
             POOL I                                                 11.688%
             POOL II                                                10.438%
             POOL III                                               11.720%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
          POOL I                                                 90,537.50
          POOL II                                                60,608.19
          POOL III                                                2,198.90

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
          POOL I                                                 90,537.50
          POOL II                                                60,608.19
          POOL III                                                2,198.90

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
          POOL I                                                 17,276.14
          POOL II                                                11,718.28
          POOL III                                                  400.66

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
          POOL I                                                 34,552.00
          POOL II                                                28,124.00
          POOL III                                                4,407.00

    (F) CLASS A-11 AUCTION AGENT FEE                             10,862.50


20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:    POOL I                             POOL II
     (A) SECTION 5.04 (b)                             0.00            0.00
     (B) SECTION 5.04 (c)                             0.00            0.00
     (C) SECTION 5.04 (d)(ii)                         0.00            0.00
     (D) SECTION 5.04 (e)                             0.00            0.00
     (E) SECTION 5.04 (f)(i)                    181,075.00      121,216.38

                                                  POOL III
     (A) SECTION 5.04 (b)                             0.00
     (B) SECTION 5.04 (c)                             0.00
     (C) SECTION 5.04 (d)(ii)                         0.00
     (D) SECTION 5.04 (e)                             0.00
     (E) SECTION 5.04 (f)(i)                      4,397.80

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE      27,653,745.32      0.29325287
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE     94,300,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE      63,100,000.00      1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE     63,100,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE      75,800,000.00      1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE     75,800,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE      61,100,000.00      1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE     61,100,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE            31,100,000.00     1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE           31,100,000.00

    CLASS A-6 POOL FACTOR (I-5):
    CURRENT CLASS A-6 PRINCIPAL BALANCE            45,000,000.00     1.00000000
    ORIGINAL CLASS A-6 PRINCIPAL BALANCE           45,000,000.00

    CLASS A-7 POOL FACTOR (I-5):
    CURRENT CLASS A-7 PRINCIPAL BALANCE            30,600,000.00     1.00000000
    ORIGINAL CLASS A-7 PRINCIPAL BALANCE           30,600,000.00

    CLASS A-8 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE            32,000,000.00     1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE           32,000,000.00

    CLASS A-9 POOL FACTOR (I-5):
    CURRENT CLASS A-8 PRINCIPAL BALANCE            37,000,000.00     1.00000000
    ORIGINAL CLASS A-8 PRINCIPAL BALANCE           37,000,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE               403,353,745.32     0.85819946
    ORIGINAL POOL I PRINCIPAL BALANCE              470,000,000.00

    CLASS A-10 FACTOR:
    CURRENT CLASS A-10 PRINCIPAL BALANCE           211,673,515.97     0.81412891
    ORIGINAL CLASS A-10 PRINCIPAL BALANCE          260,000,000.00

    CLASS A-11 POOL FACTOR (I-5):
    CURRENT CLASS A-11 PRINCIPAL BALANCE            60,000,000.00     1.00000000
    ORIGINAL CLASS A-11 PRINCIPAL BALANCE           60,000,000.00

    POOL II FACTOR:
    CURRENT POOL II PRINCIPAL BALANCE              271,673,515.97     0.84897974
    ORIGINAL POOL II PRINCIPAL BALANCE             320,000,000.00

    CLASS A-12 (POOL III FACTOR (I-5):
    CURRENT CLASS A-12 PRINCIPAL BALANCE             9,329,389.75     0.93293898
    ORIGINAL CLASS A-12 PRINCIPAL BALANCE           10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
          POOL I                                                         11.688%
          POOL II                                                        10.438%
          POOL III                                                       11.720%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
          POOL I                                                         11.038%
          POOL II                                                         9.571%
          POOL II I                                                      10.620%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4,
        CLASS A-5, CLASS A-6,
        CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN
        REMITTANCE RATE                                                   7.107%
        CLASS A-10 AND CLASS A-11 ADJUSTED MORTGAGE LOAN
        REMITTANCE RATE                                                   5.934%
        CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                 8.125%

                                                                  ----------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                 08/31/97      09/30/97    10/31/97
                                                                  ----------------------------------------
        POOL I                                                     11.700%        11.694%     11.688%
        POOL II                                                    10.187%        10.365%     10.438%
        POOL III                                                   11.681%        11.672%     11.720%

   23. CLASS A-10  REMITTANCE RATE                                   5.75500%
       CLASS A-11  REMITTANCE RATE (BASED ON AUCTION RATE)            5.5990%

       IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
       LIBOR PLUS MARGIN FOR  CLASS A-10                               N/A

   24. (A) LIBOR RATE                                                5.62500%
       (B) AUCTION RATE                                                5.599%

   25. POOL II  NET FUNDS CAP (RATE)                                   9.872%
       CLASS A-10 NET FUNDS CAP                                         0.00
       CLASS A-11 NET FUNDS CAP                                         0.00

   26. CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER          0.00
       CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER             0
                                                                        0.00

   27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
       INTEREST CARRYOVER                                               0.00
       (B) LIBOR INTEREST CARRYOVER BALANCE                             0.00

   28. OTHER INFORMATION
       SPREAD ACCOUNT BALANCES
        POOL I                                                          0.00
        POOL II                                                         0.00
        POOL III                                                  617,061.09

                                     EXHIBIT O ( POOL I )
                   REMIC DELINQUENCIES AS OF -OCTOBER 31, 1997

REMIC    OUTSTANDING        #
SERIES   DOLLARS            ACCOUNTS     RANGES         AMOUNT          NO           PCT
1997-A-I    $414,517,191.98       9,784   1 TO 29 DAYS   67,150,084.82         1643      16.20%
                                         30 TO 59 DAYS   10,226,433.35          259       2.47%
                                         60 TO 89 DAYS    4,985,454.02          115       1.20%
                                         90 AND OVER      8,470,734.47          166       2.04%

                                         FORECLOSURE      5,288,029.21           73       1.28%
                                         REO PROPERTY             0.00            0       0.00%

                                         TOTALS         $96,120,735.87        2,256      23.19%
                                                       =========================================



                                     EXHIBIT O ( POOL II )

                   REMIC DELINQUENCIES AS OF -OCTOBER 31, 1997
REMIC        OUTSTANDING        #
SERIES       DOLLARS            ACCOUNTS     RANGES             AMOUNT          NO         PCT
1997-A-II      $278,042,269.57       3,531   1 TO 29 DAYS       50,240,495.50       633       18.07%
                                            30 TO 59 DAYS        6,232,337.04       103        2.24%
                                            60 TO 89 DAYS        3,689,868.34        50        1.33%
                                            90 AND OVER          5,683,133.94        77        2.04%

                                            FORECLOSURE          2,932,575.52        31        1.05%
                                            REO PROPERTY           166,800.00         2        0.06%

                                            TOTALS             $68,945,210.34       896       24.80%
                                                             =======================================

                                       EXHIBIT O ( POOL III )

                    REMIC DELINQUENCIES AS OF -OCTOBER 31, 1997
REMIC     OUTSTANDING     #
SERIES    DOLLARS         ACCOUNTS   RANGES           AMOUNT         NO         PCT
1997-A-III   9,531,918.71            49 1 TO 29 DAYS         63,000.00        1     0.66%
                                       30 TO 59 DAYS              0.00        0     0.00%
                                       60 TO 89 DAYS        267,000.00        1     2.80%
                                       90 AND OVER                0.00        0     0.00%

                                       FORECLOSURE                0.00        0     0.00%
                                       REO PROPERTY               0.00        0     0.00%


                                       TOTALS              $330,000.00        2     3.46%
                                                         ================================

1997-A

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.
                                          POOL I

SUBCLAUSE         CLASS A-1 CLASS A-2     CLASS A-3     CLASS A-4
----------------------------------------------------------------------
(ii)                 412.80      1,000.00      1,000.00      1,000.00

(vi)                  84.63          0.00          0.00          0.00

(vii)                 10.73          0.00          0.00          0.00

(viii)                 7.32          0.00          0.00          0.00

(xiii)    (a)          2.24          5.47          5.56          5.74
          (b)        119.55          0.00          0.00          0.00
          (c)          0.00          0.00          0.00          0.00
          (d)          0.00          0.00          0.00          0.00

(xv)                 293.25      1,000.00      1,000.00      1,000.00

(xxxvi)                0.00          0.00          0.00          0.00



SUBCLAUSE     CLASS A-5     CLASS A-6     CLASS A-7     CLASS A-8
----------------------------------------------------------------------
(ii)               1,000.00      1,000.00      1,000.00      1,000.00

(vi)                   0.00          0.00             0          0.00

(vii)                  0.00          0.00             0          0.00

(viii)                 0.00          0.00             0          0.00

(xiii)    (a)          5.88          6.01          6.18          6.42
          (b)          0.00          0.00             0          0.00
          (c)          0.00          0.00             0          0.00
          (d)          0.00          0.00             0          0.00

(xv)               1,000.00      1,000.00      1,000.00      1,000.00

(xxxvi)                0.00          0.00             0             0



                               POOL II                     POOL III

SUBCLAUSE     CLASS A-9     CLASS A-10    CLASS A-11    CLASS A-12
-------------------------------------------------------------------
(ii)               1,000.00        880.85     25,000.00        981.91

(vi)                   0.00          0.00          0.00         17.47

(vii)                  0.00          0.81          0.00          0.00

(viii)                 0.00          0.77          0.00          0.50

(xiii)    (a)          6.03          4.25        117.71          6.16
          (b)          0.00         29.93          0.00         20.32
          (c)          0.00          0.00          0.00          0.00
          (d)          0.00          0.00          0.00          0.00

(xv)               1,000.00        850.92     25,000.00        961.60

(xxxvi)                0.00          0.00          0.00          0.00